UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2025

Structure Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41608	98-1480821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Gateway Blvd., Suite 900 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (650) 457-1978

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name Of Each Exchange Trading Symbol(s)	On Which Registered
American Depositary Shares (ADSs), each representing three ordinary shares, par value $0.0001 per ordinary share	GPCR	Nasdaq Global Market

Ordinary shares, par value $0.0001 per share*		Nasdaq Global Market*

* Not for trading, but only in connection with the registration of the American Depositary Shares

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 23, 2025, Structure Therapeutics Inc. (the “Company”) held its 2025 Annual General Meeting of Shareholders (the “Annual General Meeting”). As of April 17, 2025, the record date for the Annual General Meeting, 172,610,249 ordinary shares were outstanding and entitled to vote at the Annual General Meeting. A summary of the matters voted upon by shareholders at the Annual General Meeting is set forth below.

Proposal 1: Election of Directors

Eric Dobmeier and Joanne Waldstreicher, M.D. were elected as Class II directors, to hold office until the 2028 Annual General Meeting of Shareholders and their successors are duly elected and qualified, or until their earlier death, resignation or removal. The final voting results are as follows:

Name of Director Elected	Votes For	Votes Against	Abstentions	Broker Non-Votes
Eric Dobmeier	133,703,367	596,667	58,398	-0-
Joanne Waldstreicher, M.D.	131,397,750	2,896,656	64,026	-0-

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
134,291,886	27,066	39,480	-0-

Proposal 3: Advisory vote on the compensation of the Company’s named executive officers

On an advisory basis, the shareholders approved the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual General Meeting. The voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
115,026,066	19,231,338	101,028	-0-

Proposal 4: Advisory vote on the preferred frequency of shareholder advisory votes on the compensation of the Company’s named executive officers

The shareholders indicated, on an advisory basis, that the preferred frequency of the advisory vote on the compensation of the Company’s named executive officers (“Say on Frequency”) occur every year. The voting results were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
133,649,826	30,855	97,842	579,909	-0-

Consistent with the recommendation of the Company’s Board of Directors, as set forth in the Company’s proxy statement for the Annual General Meeting, and based on the results of this non-binding advisory vote, it is the Company’s intent that future advisory shareholder votes on the compensation of the Company’s named executive officers will be held annually and included in the Company’s proxy materials for each annual meeting until the next required vote on Say on Frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Structure Therapeutics Inc.

Date: June 25, 2025	By:	/s/ Raymond Stevens
Raymond Stevens, Ph.D.
Chief Executive Officer